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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 13, 2004


                                   ENRON CORP.
               (Exact name of Registrant as specified in charter)

         OREGON                           1-13159                 47-0255140
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
    of incorporation)                                        identification no.)

               1221 LAMAR #1600
                HOUSTON, TEXAS                          77010-1221
   (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (713) 853-6161

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              ---------------------


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 13, 2004, East Coast Power Holdings ("ECPH") and ECTMI Trutta Holdings LP ("Trutta") entered into a Swap Settlement Agreement dated to be effective as of August 16, 2004 (the "Swap Settlement Agreement") with El Paso Corporation ("El Paso") and El Paso Merchant Energy, L.P., an affiliate of El Paso ("EPME"). The Swap Settlement Agreement will terminate EPME's obligations under two separate swap agreements with ECPH and Trutta and El Paso's guarantee of those swap agreements, in exchange for two promissory notes given by El Paso, one given to ECPH in the principal amount of approximately $117 million, and the other given to Trutta in the principal amount of approximately $98 million.

         The promissory notes bear interest at 6.5% per annum, payable quarterly, with the first installment due November 15, 2004, and mature on August 15, 2005. The existing swap agreements provided for payments through 2008.

         The Swap Settlement Agreement is subject to the approval of the United States Bankruptcy Court of the Southern District of New York. Upon the receipt of such bankruptcy court approval, the Swap Settlement Agreement requires El Paso to execute and deliver the notes.

         The descriptions set forth above are qualified in their entirety by reference to the Swap Settlement Agreement, which is attached hereto as an exhibit.

         ECPH is a wholly owned subsidiary of Joint Energy Development Investments II Limited Partnership ("JEDI II"). The general partner of JEDI II is Enron Capital Management II Limited Partnership ("ECM II"), an indirect wholly-owned subsidiary of Enron Corp. (the "Company"). JEDI II's two limited partners are Enron Capital Management III Limited Partnership ("ECM III"), also an indirect wholly-owned subsidiary of the Company, and the California Public Employees' Retirement System, a unit of the State & Consumer Services Agency of the State of California ("CalPERS"). Indirectly through ECM II and ECM III, the Company holds a 50% interest in JEDI II. CalPERS holds the remaining 50% interest.

         Brook I LLC, an indirect wholly-owned subsidiary of the Company ("Brook I"), is the general partner of Trutta. The remaining interests of Trutta are owned indirectly by Whitewing Associates L.P., a direct and indirect wholly-owned subsidiary of the Company, and ECT Merchant Investments Corp., an indirect wholly-owned subsidiary of the Company.

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

                See item 1.01 of this Current Report on Form 8-K.


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                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         10.1 Swap Settlement Agreement, executed October 13, 2004 to be effective as of August 16, 2004, among El Paso, EPME, ECPH, and Trutta.

         THE SWAP SETTLEMENT AGREEMENT AND THIS FORM 8-K, INCLUDING THE EXHIBITS ATTACHED HERETO, MAY CONTAIN STATEMENTS THAT ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATION AND, AS SUCH, ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACCORDINGLY, ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO: VARIOUS REGULATORY ISSUES; THE OUTCOME OF THE REMAINDER OF THE COMPANY'S CHAPTER 11 PROCESS; RISKS INHERENT IN THE COMPANY'S CHAPTER 11 PROCESS, SUCH AS THE DELAYED DISTRIBUTION OR NON-DISTRIBUTION OF SECURITIES OR OTHER ASSETS UNDER THE CHAPTER 11 PLAN; THE UNCERTAIN OUTCOMES OF ONGOING LITIGATION AND GOVERNMENTAL INVESTIGATIONS INVOLVING THE COMPANY'S OPERATING SUBSIDIARIES AND THE REORGANIZED DEBTORS, INCLUDING THOSE INVOLVING FOREIGN REGULATORS AND THE U.S. CONGRESS, THE DEPARTMENT OF JUSTICE, THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), THE DEPARTMENT OF LABOR, THE INTERNAL REVENUE SERVICE, THE PENSION BENEFIT GUARANTY CORPORATION, THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., THE FEDERAL ENERGY REGULATORY COMMISSION, THE COMMODITY FUTURES TRADING COMMISSION, THE FEDERAL TRADE COMMISSION, THE CALIFORNIA AND CONNECTICUT ATTORNEYS GENERAL AND NUMEROUS CONGRESSIONAL COMMITTEES AND STATE AGENCIES; THE UNCERTAIN OUTCOMES OF NUMEROUS LAWSUITS AND CLAIMS; THE EFFECTS OF NEGATIVE PUBLICITY ON THE COMPANY'S OPERATING SUBSIDIARIES' BUSINESS OPPORTUNITIES; THE EFFECTS OF THE DEPARTURE OF PAST AND PRESENT EMPLOYEES OF THE REORGANIZED DEBTORS; UNCERTAIN RESOLUTION OF SPECIAL PURPOSE ENTITY ISSUES; THE PRELIMINARY AND UNCERTAIN NATURE OF VALUATIONS AND ESTIMATES CONTAINED IN THE CHAPTER 11 PLAN; FINANCIAL AND OPERATING RESTRICTIONS THAT MAY BE IMPOSED ON AN OPERATING SUBSIDIARY OF THE COMPANY UNDER THE PUBLIC UTILITY HOLDING COMPANY ACT; POTENTIAL ENVIRONMENTAL LIABILITIES; INCREASING COMPETITION AND OPERATIONAL HAZARDS FACED BY THE REORGANIZED DEBTORS AND OPERATING SUBSIDIARIES OF THE COMPANY; THE POTENTIAL LACK OF A TRADING MARKET FOR THE SECURITIES DISTRIBUTED TO CREDITORS; UNCERTAINTIES CREATED BY THE LACK OF REPORTED INFORMATION FOR SECURITIES DISTRIBUTED TO CREDITORS AND THE LACK OF INDEPENDENT OPERATING HISTORY OF THE COMPANY'S OPERATING


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SUBSIDIARIES; ECONOMIC, POLITICAL, REGULATORY AND LEGAL RISKS AFFECTING THE
FINANCES AND OPERATIONS OF THE REORGANIZED DEBTORS AND THE COMPANY'S OPERATING SUBSIDIARIES; AND THE UNCERTAIN TIMING, COSTS AND RECOVERY VALUES INVOLVED IN THE REORGANIZED DEBTORS' EFFORTS TO RECOVER ACCOUNTS RECEIVABLE AND TO LIQUIDATE THE REMAINING ASSETS.

         THE INFORMATION CONTAINED IN THE SWAP SETTLEMENT AGREEMENT IS NOT TO BE USED FOR INVESTMENT PURPOSES.

         AS EXPLAINED IN A NOVEMBER 8, 2001 FORM 8-K FILED BY THE COMPANY WITH THE SEC, THE PREVIOUSLY ISSUED FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEARS ENDED DECEMBER 31, 1997 THROUGH 2000 AND FOR THE FIRST AND SECOND QUARTERS OF 2001 AND THE AUDIT REPORTS COVERING THE YEAR-END FINANCIAL STATEMENTS FOR 1997 THROUGH 2000 SHOULD NOT BE RELIED UPON. IN ADDITION, AS EXPLAINED IN AN APRIL 22, 2002 FORM 8-K FILED BY THE COMPANY, THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE THIRD QUARTER OF 2001 SHOULD NOT BE RELIED UPON. THE COMPANY CONTINUES TO BELIEVE THAT THE EXISTING COMMON AND PREFERRED STOCK OF THE COMPANY HAVE NO VALUE. HOWEVER, THE CHAPTER 11 PLAN PROVIDES THE COMPANY'S STOCKHOLDERS WITH A CONTINGENT RIGHT TO RECEIVE RECOVERY IN THE VERY UNLIKELY EVENT THAT THE AGGREGATE VALUE OF THE COMPANY'S ASSETS EXCEEDS THE TOTAL AMOUNT OF ALLOWED CLAIMS.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ENRON CORP.


Date:  October 19, 2004              By: /s/ K. WADE CLINE
                                        ---------------------------------------
                                        Name: K. Wade Cline
                                        Title:  Managing Director and Assistant
                                        General Counsel


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                                  EXHIBIT INDEX

EXHIBIT                                  DESCRIPTION
-------              ----------------------------------------------------------
 10.1                Swap Settlement Agreement, executed October 13, 2004 to be effective as of August 16, 2004, among El Paso, EPME, ECPH, and Trutta.




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